Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1659

                          "Stocks for 2019" Portfolio

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on July 2, 2016, your Portfolio received one share of Fortive Corporation ("Fortive") common stock for every two shares of Danaher Corporation ("Danaher") held as of the close of business on June 15, 2016. Fractional shares of Fortive were not issued in this spinoff and consequently, cash was received by the Trust for any such fractional amounts.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both Danaher and Fortive stock.

Supplement Dated: July 5, 2016